UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)
CLEANERS CLUB ACQUISITION SUB, INC.
	Case Number:	8:10-bk-12742-RK
	Operating Report Number:	6
Debtor(s).	For the Month Ending:	8/31/2010

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			402,373.02

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			386,526.64

3.	BEGINNING BALANCE:			15,846.38

4.	RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		108,090.63
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Transfers between DIPS	9,150.00

	TOTAL RECEIPTS THIS PERIOD:			117,240.63

5.	BALANCE:			133,087.01

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		11,352.23
	Disbursements (from page 2)		113,513.01

	TOTAL DISBURSEMENTS THIS PERIOD:			124,865.24

7.	ENDING BALANCE:			8,221.77

8.	General Account Number(s):		870626074; 887481570
	Depository Name & Location:		JPMorgan Chase Bank
			PO Box 659754
			San Antonio, TX 78265

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred	Amount Disbursed	Amount
August 2010		See Exhibit I for detail	Disbursements		113,513.01	113,513.01
August 2010		See Exhibit I for detail	Transfers	11,352.23		11,352.23
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		TOTAL DISBURSEMENTS THIS PERIOD:		11,352.23	113,513.01	$124,865.24

GENERAL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	8/31/2010	Balance on Statement:	9,336.26

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
Deposits from Chase Acc # 870626074 are set
forth on Exhibit II and total $3,788.85		3,788.85	See Exhibit II

TOTAL DEPOSITS IN TRANSIT			3,788.85

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
Checks from Chase Acc # 870626074 are set
forth on Exhibit III and total $4,033.20		4,033.20	See Exhibit III
Checks from Chase Acc # 887481570 are set
forth on Exhibit III and total $870.14		870.14	See Exhibit III

TOTAL OUTSTANDING CHECKS:			4,903.34

Bank statement Adjustments:			0.00
Explanation of Adjustments-
Unreconciled difference

ADJUSTED BANK BALANCE:			$8,221.77

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	400.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	296.97

3.	BEGINNING BALANCE:	103.03

4.	RECEIPTS DURING CURRENT PERIOD:	2,202.23
(Transferred from General Account)

5.	BALANCE:	2,305.26

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:		2,227.20

7.	ENDING BALANCE:	78.06

8.	PAYROLL Account Number(s):	887481539

	Depository Name & Location:	JPMorgan Chase Bank
		PO Box 659754
		San Antonio, TX 78265

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
8/1/2010	1002	Vita Joana Gregory	Replacement paycheck	232.97
8/6/2010	1003	Robert Cardaman	Replacement paycheck	1,070.82
8/13/2010	1004	Anthony Kim	Replacement paycheck	911.41
8/13/2010	NA	Chase	Bank service charge	12.00

		TOTAL DISBURSEMENTS THIS PERIOD:		2,227.20

[A] The debtor is in the process of segregating its payroll processing by division/debtor. Until such time payroll will continue to be processed on a consolidated basis.  This change is expected in October 2010.

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	8/31/2010	Balance on Statement:	$78.06

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$78.06

I.  CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	100.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX	0.00
ACCOUNT REPORTS

3.	BEGINNING BALANCE:	100.00

4.	RECEIPTS DURING CURRENT PERIOD:	0.00
	(Transferred from General Account)

5.	BALANCE:	100.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:	12.00

7.	ENDING BALANCE:	88.00

8.	TAX Account Number(s):	887481562

	Depository Name & Location:	JPMorgan Chase Bank
		PO Box 659754
		San Antonio, TX 78265

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
8/31/2010	NA	Chase	Bank service charge	12.00

			TOTAL DISBURSEMENTS THIS PERIOD:	12.00

TAX ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	8/31/2010	Balance on Statement:	$88.00

Plus deposits in transit:
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks:
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$88.00

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

		General Account:	8,221.77
		Payroll Account:	78.06
		Tax Account:	88.00
Other Accounts:	NONE		0.00
			0.00
			0.00
Other Monies:	NONE		0.00
		Petty Cash (from below):	600.00

TOTAL CASH AVAILABLE:				8,987.83

Petty Cash Transactions:
Date	Purpose		Amount
3/31/2010	Beginning balance		2,800.27
6/30/2010	Petty cash expenditures including office supplies, small repairs, fuel expenses and COD transactions		(2,200.27)

TOTAL PETTY CASH TRANSACTIONS:				600.00

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Setal and related entities (secured creditors)(FN1)	N/A. Debt matured pre-petition	N/A	N/A
Butler Capital	Monthly	1,715.48	6	10,292.88
Butler Capital	Monthly	785.45	6	4,712.70
GE Capital	Monthly	830.44	6	4,982.64
GMAC	Monthly	492.29	6	2,953.74
Leaf	Monthly	1,715.48	6	10,292.88
Chrysler	Monthly	801.39	0	0.00
Canon	Monthly	265.00	6	1,590.00
Mountain Gate-Corona, LP	Monthly	3,914.80	0	0.00
Orangecrest Partners, LLC	Monthly	2,035.00	0	0.00
Summit Heights Center, LP	Monthly	2,992.00	0	0.00
LHC Morningside Marketplace, LLC	Monthly	3,440.48	0	0.00
Cloverdale Marketplace, LLC	Monthly	3,120.00	0	0.00
Trimark/Hughes Corona Valley, LLC(FN2)	Monthly	5,186.00	2	10,372.00
Biltmore Riverside I, LLC	Monthly	4,476.28	0	0.00
Ginny Fawcett-Rejected Lease (FN3)	Monthly	2,261.95	1	2,261.95
Sierra Lakes Village, LLC-Rejected Lease (FN4)	Monthly	5,316.83	4	21,267.32

			TOTAL DUE:	68,726.11
(FN1) - All of the Debtors are jointly and severally liable for Setal debt, which for convenience is listed in detail on the Monthly report for U.S. Dry Cleaning Services
(FN2) - The Debtor is planning on assuming this lease and will pay this amount upon assumption.
(FN3) - This lease was rejected by the Debtor at the end of May 2010.  The Debtor owes lease payments for March, April and May 2010.
(FN4) - This lease was rejected by the Debtor at the end of June 2010.  The Debtor owes lease payments for March, April, May and June.

III. TAX LIABILITIES

		Gross Sales Subject to Sales Tax:		0.00
		Total Wages Paid:		55,052.81

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
(FN5)	Federal Withholding	0.00	0.00
(FN5)	State Withholding	0.00	0.00
(FN5)	FICA- Employer's Share	0.00	0.00
(FN5)	FICA- Employee's Share	0.00	0.00
(FN5)	Federal Unemployment	0.00	0.00
	Sales and Use	NA	NA
	Real Property
Other:	State Unemployment (FN5)	0.00	0.00
	TOTAL:	0.00	0.00

(FN5)-The Debtor uses a payroll service that makes pre-funded payroll tax payments directly to the taxing authorities

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

			Accounts Payable	Accounts Receivable
			Post-Petition	Pre-Petition	Post-Petition
		30 days or less	10,750.19	0.00	46,054.78
		31 - 60 days	1,317.30	0.00	636.67
		61 - 90 days	1,154.26	0.00	925.93
		91 - 120 days	456.39	0.00	4,300.85
		Over 120 days	0.00	0.00	0.00
		TOTAL:	13,678.14	0.00	51,918.23

V. INSURANCE COVERAGE

	(FN1)	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
	Workers Compensation	Great Central	1,000,000	5/31/2011	9/1/2010
	Property	Great Central	Included	2/14/2011	9/1/2010
	Automobile	Great Central	Included	2/14/2011	9/1/2010
	Umbrella	Great Central	1,000,000	2/14/2011	9/1/2010
Others:

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
3/31/2010	1,111.48	325.00	5/11/10	325.00	0.00
6/30/2010	220,322.20	1,625.00	7/30/10	1,625.00	0.00
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					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		1,950.00		1,950.00	0.00

(FN1) The debtor believes the amount due for insurance, except for health, is $0 based on the amount of credits due from the carrier primarily from work compensation insurance overpayments.

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Authorized Gross Compensation	Gross Compensation Paid During the Month
NONE

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
NONE

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	102,246.36	727,269.34
Less: Returns/Discounts	590.13	10,148.30
Net Sales/Revenue	101,656.23	717,121.04

Cost of Goods Sold:
Beginning Inventory at cost	0.00	0.00
Purchases	8,008.03	58,922.81
Less: Ending Inventory at cost	0.00	0.00
Cost of Goods Sold (COGS)	8,008.03	58,922.81

Gross Profit	93,648.20	658,198.23

Other Operating Income (Itemize)	0.00	0.00

Operating Expenses:
Payroll - Insiders	0.00	0.00
Payroll - Other Employees	55,052.81	424,265.22
Payroll Taxes	4,379.15	46,543.97
Other Taxes (Itemize)	17.66	4,005.40
Depreciation and Amortization	5,509.79	32,691.40
Rent Expense - Real Property	16,858.56	156,871.83
Lease Expense - Personal Property	869.27	2,796.04
Insurance	4,846.00	36,320.36
Real Property Taxes	0.00	0.00
Telephone and Utilities	9,100.00	45,111.26
Repairs and Maintenance	447.79	17,420.77
Travel and Entertainment (Itemize)	0.00	0.00
Miscellaneous Operating Expenses (Itemize)	13,072.89	61,249.08
Total Operating Expenses	110,153.92	827,275.33

Net Gain/(Loss) from Operations	(16,505.72)	(169,077.10)

Non-Operating Income:
Interest Income	0.00	0.00
Net Gain on Sale of Assets (Itemize)	0.00	0.00
Other (Itemize)	0.00	0.00
Total Non-Operating income	0.00	0.00

Non-Operating Expenses:
Interest Expense	0.00	1,559.62
Legal and Professional (Itemize)	0.00	1,950.00
Other (Itemize)	0.00	46,179.52
Total Non-Operating Expenses	0.00	49,689.14

NET INCOME/(LOSS)	(16,505.72)	(218,766.24)

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	8,987.83
Restricted Cash	0.00
Accounts Receivable	51,918.23
Inventory	0.00
Notes Receivable	0.00
Prepaid Expenses	10,256.40
Other (Itemize)	1,115.94
Total Current Assets		72,278.40

Property, Plant, and Equipment	694,111.86
Accumulated Depreciation/Depletion	(192,154.31)
Net Property, Plant, and Equipment		501,957.55

Other Assets (Net of Amortization):
Due from Insiders	0.00
Other (Itemize)	3,793.66
Total Other Assets		3,793.66

TOTAL ASSETS		578,029.61

LIABILITIES
Post-petition Liabilities:
Accounts Payable	13,678.14
Taxes Payable	0.00
Notes Payable	0.00
Professional fees	0.00
Secured Debt	0.00
Other (Itemize)	232,856.44
Total Post-petition Liabilities		246,534.58

Pre-petition Liabilities:
Secured Liabilities	88,568.32
Priority Liabilities	23,080.75
Unsecured Liabilities	677,923.71
Other (Itemize)	0.00
Total Pre-petition Liabilities		789,572.78

TOTAL LIABILITIES		1,036,107.36

EQUITY:
Pre-petition Owners’ Equity	(239,311.51)
Post-petition Profit/(Loss)	(218,766.24)
Direct Charges to Equity	0.00
TOTAL EQUITY		(458,077.75)

TOTAL LIABILITIES & EQUITY		578,029.61

XI.  QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X
N/A

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X
N/A

3.	State what progress was made during the reporting period toward filing a plan of reorganization
The Debtor and its management continue to formulate the Debtor's plan of reorganization.

4.	Describe potential future developments which may have a significant impact on the case:

There is a pending motion to appoint a chapter 11 trustee.  If that motion is granted, it would significantly impact this case.  The Debtor (and its related debtor entities) have a new financial advisor, C.T. Moffitt & Company, and Chief Restructuring Officer, Charles T. Moffitt, that were employed pursuant to Court order entered on August 27, 2010.  The Debtor (and its related entities) employed National Securities Corp. as their investment banker pursuant to Court order entered on August 26, 2010.  The Debtor (and its related entities) believe that the employment of their new financial advisor, CRO and investment banker will assist the Debtors in reorganizing their bankruptcy cases by, among other things, enabling the Debtors to attempt to obtain exit financing.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

Please see Exhibit IV attached hereto, which includes a copy of the order granting Merchant Automotive Group's relief from stay motion (entered on July 30, 2010), as well as a copy of the entered order denying the Debtors' motion for reconsideration re the granting of the relief from stay motion (entered on August 2, 2010).  Both orders involve the same property.

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X
N/A

I,	Robert Lee, Chief Executive Officer

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

10/1/10	/s/ Robert Lee
Date	Principal for debtor-in-possession